UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2022

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 15, 2022, Driven Brands Holdings Inc. (the “Company”), closed the previously announced underwritten secondary offering (the “Public Offering”) by certain of the Company’s stockholders that are affiliates of Roark Capital Management, LLC (the “Selling Stockholders”) of 7,000,000 shares of the Company’s common stock at a purchase price per share paid by the Underwriters (as defined below) of $32.19. The Company did not receive any proceeds from the sale of the common stock by the Selling Stockholders.

The Public Offering was registered under the Securities Act pursuant to a registration statement on Form S-3ASR (File No. 333-267385) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on September 12, 2022. The terms of the Public Offering are described in a Prospectus dated September 12, 2022, as supplemented by a Prospectus Supplement dated September 12, 2022 (filed with the Commission on September 14, 2022).

In connection with the Public Offering, on September 12, 2022, the Company and the Selling Stockholders entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Morgan Stanley & Co. LLC (the “Underwriters”), relating to the sale of shares of the Company’s common stock in the Public Offering.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides that the Company and the Selling Stockholders will separately indemnify the Underwriters against certain specific liabilities, including liabilities under the Securities Act of 1933, as amended. The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various investment banking services for the Company for which they received or will receive customary fees and expenses.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into this report and into the Registration Statement.

The legality opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP with respect to the shares sold in the Public Offering is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 12, 2022, by and among the Company, the Selling Stockholders, BofA Securities, Inc. and Morgan Stanley & Co LLC.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: September 15, 2022	By:	/s/ Scott O’ Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary